GUARANTY AGREEMENT
(Donna M. Levy)

The undersigned hereby request Ned Siegel and Neil Strum (hereinafter referred to as the "Lender") to give credit to AGU Entertainment Corp. (“AGU”), a Delaware corporation, (hereinafter referred to as "Borrower"), as the Borrower may desire and Lender may grant, and in consideration of any credit given, the undersigned (jointly and severally, if more than one) hereby absolutely and unconditionally guarantee prompt payment when due and at all times thereafter of any and all “indebtedness”.

For purposes hereof, the term “indebtedness” shall be LIMITED TO AND SHALL mean any and all (a) sums due under Section 1(b) of the Settlement Agreement between these parties of even date herewith, and (b) attorneys' fees (including but not limited to trial and appellate attorneys' fees), costs and expenses of collection incurred by Lender in connection with any matter covered by this guaranty.

The undersigned waive notice of the acceptance of this guaranty and of any and all such indebtedness and liability, renewals, extensions and modifications thereof at any time. The undersigned hereby waive presentment, protest, notice, demand or action on delinquency in respect of any such indebtedness.

This guaranty is made and shall continue without regard to collateral or security or guaranties of other obligors, if any, or to the validity or effectiveness of any and all claims thereof, and any and all such collateral and security and guaranties of other obligors, if any, may from time to time without notice to or consent of the undersigned be sold, released, surrendered, exchanged, settled, compromised, waived, subordinated or modified, with or without consideration, on such terms or conditions as may be acceptable to Lender, without in any manner affecting or impairing the liability of the undersigned.

The liability of the undersigned on this guaranty shall be direct and immediate and not conditional or contingent upon the pursuit by Lender of whatever remedies it may have against Borrower or the successors, personal representatives or assigns of Borrower, or any other guarantor, or the securities or liens it may possess. This guaranty shall be construed as being, and is in fact intended to be, a continuing guaranty of the payment of any and all notes, checks, drafts and other debts or liabilities either made, endorsed or contracted by Borrower, or any successor of Borrower, prior to receipt by Lender of written notice of the revocation of this guaranty by one or more of the undersigned. Notwithstanding receipt by the Lender of such notice of revocation, (a) the liability of the guarantor so revoking shall continue as to obligations incurred or contracted by Borrower or successor of Borrower prior to such revocation (including all obligations of the Loan Documents), and (b) this guaranty shall nevertheless continue in full force and effect as to all of the other undersigned guarantors and all other guarantors of the obligations of Borrower, not only as to the then existing obligations but also as to obligations of Borrower or any successor of Borrower to Lender which may thereafter be incurred or arise.

The undersigned shall not be discharged in any way hereunder on the ground that any or all such obligations of Borrower may be void or voidable in respect to Borrower because of the absence of authority of any agent, or, of any officer partner, member or other party purporting to act on behalf of Borrower, or because of the want of capacity on the part of Borrower to incur such obligations, whether such incapacity results from infancy, coverture, lack of corporate power, mental condition or any other cause whatsoever. No action taken by Lender to enforce the liability of or the acceptance of anything of value in payment or satisfaction of liability or the complete or partial release of the liability of any one or more of the undersigned or any other guarantor shall release or impair the liability of the remaining undersigned or any other guarantor.
This Guaranty shall be governed in all respects by the laws of the State of Florida without regard to principles of conflicts of law, except to the extent that the Lender elects the benefit of any applicable Federal preemption laws. The undersigned, in order to induce the Lender to accept this guaranty, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, agrees that all actions or proceedings arising directly, indirectly or otherwise in connection with, out of, related to or from this guaranty or any of the other documents which evidence or secure the obligations guaranteed hereby, shall be litigated, in the Lender's sole discretion and at the Lender's sole election, only in courts having a situs within or whose jurisdiction includes Palm Beach County, Florida. For the purpose of the foregoing, the undersigned hereby consents and submits to the jurisdiction of any local, state or federal court located within or whose jurisdiction includes Palm Beach County, Florida.

This guaranty shall be binding upon the undersigned and their respective heirs, personal representatives, successors and assigns, and shall inure to Lender, its successors and assigns.

THE UNDERSIGNED AND, BY ITS ACCEPTANCE HEREOF, THE LENDER EACH HEREBY WAIVE (1) ALL RIGHTS TO RELY ON OR ENFORCE ANY ORAL STATEMENTS MADE PRIOR TO, CONTEMPORANEOUSLY WITH OR SUBSEQUENT TO THE SIGNING OF THIS GUARANTY AGREEMENT; AND (2) THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTY, OR WITH RESPECT TO DEALINGS BETWEEN THE LENDER AND THE UNDERSIGNED CONCERNING ANY COURSE OF CONDUCT, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EITHER PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDER TO PROVIDE CREDIT TO THE BORROWER.

IN WITNESS WHEREOF, the undersigned has duly executed this guaranty as of this ___ day of January, 2006.

Signed in the presence of:

Signature of witness:	Print Name: DONNA M. LEVY

Name of witness:

STATE OF FLORIDA	}
	}	ss:
COUNTY OF BROWARD	}

The foregoing instrument was acknowledged before me this           day of ______________, 2004, by DONNA M. LEVY, who is personally known to me or who has produced ______________ as identification.

Notary Public, State of Florida

Printed name of Notary Public:
Commission #